Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated March 10, 2014

to the Statutory Prospectus for Class A, Class C and Institutional II

Class Shares of AllianzGI Money Market Fund, a series of Allianz Funds, Dated April 30, 2013

Disclosure Relating to

AllianzGI Money Market Fund

Liquidation of the Fund

Effective on or about April 24, 2014 (the “Liquidation Date”), AllianzGI Money Market Fund (the “Fund”) will be liquidated and dissolved. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Fund’s distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions beginning five (5) business days prior to the Liquidation Date, including such Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares — Selling Shares” in the Prospectus. Shareholders may also exchange their shares of the Fund for shares of the same class of any other series of Allianz Funds (the “Trust”) or Allianz Funds Multi-Strategy Trust that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. However, it is not expected that redemptions of Fund shares will result in such a gain or loss because of the Fund’s policy to maintain its net asset value at a constant rate of $1 per share. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Fund

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Fund:

Effective April 17, 2014, shares of the Fund will no longer be available for purchase by current or new investors in the Fund, other than through the automatic reinvestment of distributions by current shareholders, and shareholders of other series of the Trust and Allianz Funds Multi-Strategy Trust will no longer be permitted to exchange any of their shares for shares of the Fund, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.”

The Board of Trustees of the Trust and the Distributor each reserve the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this Supplement for future reference.